CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 23, 2013, relating to the financial statements and financial highlights which appear in the October 31, 2013 Annual Report to Shareholders of the AIG Money Market Fund (one of the funds constituting Advisors' Inner Circle Fund), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Highlights" and "Statement of Additional Information" in such Registration Statement.

PricewaterhouseCoopers LLP

Philadelphia, PA
February 28, 2014

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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 23, 2013, relating to the financial statements and financial highlights which appear in the October 31, 2013 Annual Report to Shareholders of the Loomis Sayles Full Discretion Institutional Securitized Fund (one of the funds constituting Advisors' Inner Circle Fund), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Highlights" and "Statement of Additional Information" in such Registration Statement.

PricewaterhouseCoopers LLP

Philadelphia, PA
February 28, 2014

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 23, 2013, relating to the financial statements and financial highlights which appear in the October 31, 2013 Annual Report to Shareholders of the McKee International Equity Portfolio (one of the funds constituting Advisors' Inner Circle Fund), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Highlights" and "Statement of Additional Information" in such Registration Statement.

PricewaterhouseCoopers LLP

Philadelphia, PA
February 28, 2014

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 23, 2013, relating to the financial statements and financial highlights which appear in the October 31, 2013 Annual Report to Shareholders of the Rice Hall James Micro Cap Portfolio, Rice Hall James Small Cap Portfolio, and Rice Hall James Mid Cap Portfolio (three of the funds constituting Advisors' Inner Circle Fund), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Highlights" and "Statement of Additional Information" in such Registration Statement.

PricewaterhouseCoopers LLP

Philadelphia, PA
February 28, 2014

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 23, 2013, relating to the financial statements and financial highlights which appears in the October 31, 2013 Annual Report to Shareholders of Invesco Disciplined Equity Fund, which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the headings "Financial Highlights" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
February 28, 2014